UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2020

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

001-36388
(Commission File Number)

PA	23-2391852
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices) (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.00 par value	PFIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 28, 2020, the board of directors of Peoples Financial Services Corp. (the “Company”), upon the recommendation of its nominating and governance committee, approved a temporary increase in the number of directors constituting the entire board from ten to eleven, and approved the appointment of Sandra L. Bodnyk to fill the vacancy created by such increase. Ms. Bodnyk is expected to be named to the Company’s audit committee, as well as the board of directors, asset quality/credit committee and the information technology committee of the Company’s banking subsidiary.

Ms. Bodnyk’s term will expire and she is expected to stand for election at the Company’s 2020 annual meeting of shareholders. As previously reported, director James G. Keisling has decided not to stand for re-election at such meeting.

As a non-employee director, Ms. Bodnyk will be eligible to participate in the Company’s standard compensation arrangements for non-employee directors, including retainers, meeting attendance fees and supplemental life insurance, deferred compensation and retirement benefit plans, as more particularly described in the “Director Compensation” section of the Company’s proxy statement for its 2019 annual meeting of shareholders, which was filed with the Securities Exchange Commission on April 9, 2019.

Ms. Bodnyk was not selected as a director pursuant to any arrangement or understanding between her and any other persons. The Company has not been a participant in any transaction, and there is no currently proposed transaction in which the Company would be a participant, in which Ms. Bodnyk or any of her related persons had or would have a direct or indirect material interest.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

	By:	/s/ Craig W. Best
Craig W. Best
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 2, 2020